 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2011

THERAPEUTICSMD, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-16731	87-0233535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  951 Broken Sound Parkway NW, Suite 320, Boca Raton, FL  33487
 (Address of principal executive offices and Zip Code)

(516) 961-1911
 (Registrant’s telephone number, including area code)

AMHN, INC.
10611 N. Hayden Rd., Suite D106, Scottsdale, AZ  85260
(Former Name and Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

 EXPLANATORY NOTE

TherapeuticsMD, Inc. (the "Company") is filing this Amendment No. 3 to its Current Report on Form 8-K originally filed with the Securities and Exchange Commission ("SEC") on October 11, 2011 and the amendments filed thereto on November 22, 2011 and December 8, 2011 for the purpose of filing Exhibit 10.10 which was inadvertently left out of the prior filing.   As such, this filing should be read in conjunction with the Form 8-K and Amendments No. 1 and No. 2 previously filed with the SEC as stated above.  Accordingly, unless otherwise expressly stated, this Amendment No. 3 does not reflect events occurring after the filing of the original Form 8-K or modify or update in any way disclosures contained in the original Form 8-K and/or the Amendments No. 1 and 2.

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Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired:

See Financial Statements of VitaMed for six months ended June 30, 2011 and for years ended December 31, 2010 and 2009 filed as exhibits to the 14C filed with the Commission on September 12, 2011.

(b)	Pro Forma Financial Information:

See Unaudited Proforma Consolidated Financial Statements filed as exhibits to the 14C filed with the Commission on September 12, 2011.

(c)	Shell Company Transactions:

None.

(d)	Exhibits:

Exh. No.	Date	Document

2.1	July 18, 2011	Agreement and Plan of Merger by and among AMHN, Inc., VitaMedMD, LLC and VitaMed Acquisition, LLC(1)
3.1	August 3, 2011	Certificate of Amendment and Restatement to the Articles of Incorporation of AMHN, Inc. (to change name and increase authorized shares) (4)
10.0	July 9, 2009	Lease Agreement(4)
10.1	n/a	Long Term Incentive Plan, as amended(2)
10.2	n/a	Non-qualified Stock Option, form of(4)
10.3	n/a	Common Stock Purchase Warrant, form of(4)
10.4	n/a	Lock Up Agreement, form of(1)
10.5	July 18, 2011	Senior Secured Promissory Note, form of(5)
10.6	July 18, 2011	Security Agreement, form of(5)
10.7	September 8, 2011	Stock Purchase Agreement between the Company and Pernix Therapeutics, LLC(3)
10.8	September 8, 2011	Lock-Up Agreement between the Company and Pernix Therapeutics, LLC(3)
10.9	September 2011	Convertible Promissory Note, form of(5)
10.l0	September 20, 2011	Lang Financing Agreement*
99.1	n/a	Audited Financial Statements for VitaMedMD, LLC for years ended December 31, 2010 and 2009(2)
99.2	n/a	Unaudited Financial Statements for VitaMedMD, LLC for six months ended June 30, 2011 and 2010(2)
99.3	n/a	Unaudited Consolidated Proforma Financial Statements for AMHN, Inc. reflecting VitaMed acquisition as of December 31, 2010 and June 30, 2011(2)
99.4	October 10, 2011	Consent of Auditor(4)
99.5	October 5, 2011	Press Release(4)
____________________________
(1)   Filed as an exhibit to Form 8-K filed with the Commission on July 21, 2011.
(2)   Filed as an exhibit to Definitive Information Statement on Schedule 14C filed with the Commission on September 12, 2011.
(3)   Filed as an exhibit to Form 8-K filed with the Commission on September 14, 2011.
(4)   Filed as an exhibit to Form 8-K filed with the Commission on October 11, 2011.
(5)   Filed as an exhibit to Form 8-K/A, Amendment No. 1, filed with the Commission on November 22, 2011.
*   Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2011	THERAPEUTICSMD, INC.

	By:	/s/Robert G. Finizio
Robert G. Finizio, Chief Executive Officer